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                          Aetna Life Insurance and Annuity Company                                                 Aetna Growth Plus
                          Home Office:  151 Farmington Avenue                                                 Group Annuity Contract
                          Hartford, Connecticut  06156-8022                                                              Application

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Contract Holder           1.    Name of Contract Holder
Information
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(Please print or type.)   2.    Address

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                                City                               State                        ZIP Code

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                          3.    Tax Identification Number

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                          4.    Contract Effective Date

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                          5.    Type of Contract: [ ]  Nonqualified   [ ]  IRA Rollover (IRC Section 408)

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                          6.    Special Requests

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                          7.    I acknowledge receipt of the Aetna Growth Plus Annuity Contract Prospectus dated __________ and all current prospectuses pertaining to all of the variable investment options under the contract. [ ]
                                Check here to receive a Statement of Additional Information for the Growth Plus Annuity Contract.

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                          8.    Will this contract change or replace any existing life insurance or annuity contract? [ ] Yes [ ] No
                                If yes, please provide carrier name, policy number and proposed cancellation date.

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                          9.    The following will receive compensation when Aetna issues the annuity described in this application:

                          ________________________________________________________(to be completed by the agent)

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                          I understand that any amount withdrawn from the GP Guaranteed Account prior to the maturity date of a guaranteed term is subject to a market value adjustment as specified in the contract. I further understand that annuity payments and account values, when based on the investment experience of a Separate Account are variable and not guaranteed as to fixed dollar amount.


                          Dated at _______________________________ this ________________ day of _______________ 19____.
                                            City and State

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                                     Contract Holder                             Title                                 Witness

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Agent's                   Do you have any reason to believe any existing life insurance or annuity contracts will be modified or
Note                      replaced if this contract is issued? [ ] Yes [ ] No

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                          Signature of Agent                                        State License (if applicable)
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Home Office               Errors and omissions may be corrected by a company agent number but no change in plan, classification,
Use Only                  amount, or extra benefits can be made without written consent of the Contract Holder. (N/A in W. Va)

                          Accepted  _______________________________
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GP1APP(4/94)